Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results for the Second Quarter Ended June 30, 2013

SAN JOSE, Calif. August 6, 2013--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter ended June 30, 2013.

The results for the quarter ended June 30, 2013 are as follows:

●	Net revenue was $57.7 million, a 12.1% increase from $51.5 million in the first quarter of 2013 and a 1.5% decrease from $58.6 million in the second quarter of 2012.
●	Gross margin was 53.6%, compared with 53.2% in the first quarter of 2013 and 53.2% in the second quarter of 2012.
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GAAP operating expenses were $26.0 million, including $26.3 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $5.0 million for stock-based compensation, and $(0.3) million for litigation benefit. Comparatively, for the quarter ended June 30, 2012, GAAP operating expenses were $24.4 million, including $24.6 million for R&D and SG&A expenses, which included $3.7 million for stock-based compensation, and $(0.2) million for litigation benefit.

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Non-GAAP(1) operating expenses were $21.0 million, excluding $5.0 million for stock-based compensation, compared with $20.7 million, excluding $3.7 million for stock-based compensation, for the quarter ended June 30, 2012.

●

GAAP net income was $5.5 million and GAAP earnings per share were $0.14 per diluted share. Comparatively, GAAP net income was $6.6 million and GAAP earnings per share were $0.18 per diluted share for the quarter ended June 30, 2012.

●

Non-GAAP(1) net income was $9.3 million and non-GAAP earnings per share were $0.24 per diluted share, excluding stock-based compensation and a one-time cash award and related tax effects, compared with non-GAAP net income of $10.1 million and non-GAAP earnings per share of $0.28 per diluted share, excluding stock-based compensation and related tax effects, for the quarter ended June 30, 2012.

The results for the six months ended June 30, 2013 are as follows:

●	Net revenue was $109.2 million, a 0.1% increase from $109.1 million for the six months ended June 30, 2012.
●	Gross margin was 53.4%, compared with 52.8% for the six months ended June 30, 2012.
●

GAAP operating expenses were $51.1 million, including $51.7 million for R&D and SG&A expenses, which included $9.5 million for stock-based compensation, and $(0.6) million for litigation benefit. Comparatively, for the six months ended June 30, 2012, GAAP operating expenses were $47.6 million, including $47.7 million for R&D and SG&A expenses, which included $6.9 million for stock-based compensation, and $(0.1) million for litigation benefit.

●

Non-GAAP(1) operating expenses were $41.5 million, excluding $9.5 million for stock-based compensation, compared with $40.7 million, excluding $6.9 million for stock-based compensation, for the six months ended June 30, 2012.

●

GAAP net income was $8.0 million and GAAP earnings per share were $0.21 per diluted share. Comparatively, GAAP net income was $9.6 million and GAAP earnings per share were $0.27 per diluted share for the six months ended June 30, 2012.

●

Non-GAAP(1) net income was $15.7 million and non-GAAP earnings per share were $0.41 per diluted share, excluding stock-based compensation and a one-time cash award and related tax effects, compared with non-GAAP net income of $16.3 million and non-GAAP earnings per share of $0.46 per diluted share, excluding stock-based compensation and related tax effects, for the six months ended June 30, 2012.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company’s assessment of available end market data (in millions):

	Three months ended June 30,		Six months ended June 30,
End Market	2013	2012	2013	2012
Communication	$14.9	$14.1	$28.2	$25.9
Storage and Computing	10.9	10.4	23.1	20.4
Consumer	23.9	26.2	42.7	50.1
Industrial	8.0	7.9	15.2	12.7
Total	$57.7	$58.6	$109.2	$109.1

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three months ended June 30,		Six months ended June 30,
Product Family	2013	2012	2013	2012
DC to DC Converters	$50.5	$51.2	$97.0	$95.5
Lighting Control Products	7.2	7.4	12.2	13.6
Total	$57.7	$58.6	$109.2	$109.1

"We are pleased to announce sequential quarterly revenue growth of 12% well above industry average," said Michael Hsing, CEO and founder of MPS. "With our industry leading products continuing to gain acceptance in cloud computing, industrial and automotive markets, we are now in the new era of growth and diversification."

Business Outlook

The following are MPS’ financial targets for the third quarter ending September 30, 2013:

●	Revenue in the range of $63 million to $67 million.

●	Gross margin between 53.5% and 54.5%.

●

GAAP research and development and selling, general and administrative expenses between $25.3 million and $26.8 million. Non-GAAP(1) research and development and selling, general and administrative expenses between $21.0 million and $22.0 million. This excludes an estimate of stock-based compensation expense in the range of $4.3 million to $4.8 million.

●	Litigation expenses between $300,000 and $400,000.

●	Fully diluted shares outstanding between 38.8 million and 39.2 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP operating expenses and non-GAAP research and development and selling, general and administrative expenses differ from net income, earnings per share, operating expenses, and research and development and selling, general and administrative expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the three and six months ended June 30, 2013 and 2012 exclude the effect of stock-based compensation expense and a one-time cash award and their related tax effects. Non-GAAP operating expenses for the three and six months ended June 30, 2013 and 2012 exclude the effect of stock-based compensation expense. Projected non-GAAP research and development and selling, general and administrative expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended June 30, 2013 results at 2:00 p.m. PT / 5:00 p.m. ET, August 6, 2013. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at 404-537-3406, code number 17264667. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, gross margin, GAAP and non-GAAP research and development and selling, general and administrative expenses, stock-based compensation expense and litigation expense for the quarter ending September 30, 2013, (ii) our outlook for the long-term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) our expected pricing practices in 2013, (v) the seasonality of our business, (vi) our ability to reduce our manufacturing costs, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its quarterly report on Form 10-Q filed with the SEC on May 2, 2013.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems (MPS) is a fabless semiconductor company specializing in high-performance analog ICs. Founded in 1997, MPS’s core technology is its innovative and proprietary manufacturing process combined with superior analog circuit design capabilities across system-level and end customer applications. These combined advantages enable MPS to deliver highly integrated monolithic products that offer energy efficient and cost-effective solutions. MPS product families include DC/DC converters, LED drivers and controllers, Class-D audio amplifiers, battery chargers and protections, USB and current-limit switches and AC/DC offline products. MPS has over 900 employees worldwide, located in the United States, China, Taiwan, Korea, Japan and across Europe.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$101,735	$75,104
Short-term investments	87,884	85,521
Accounts receivable, net of allowances of $10 as of June 30, 2013 and $20 as of December 31, 2012	20,319	19,383
Inventories	40,268	32,115
Deferred income tax assets, net - current	15	1
Prepaid expenses and other current assets	1,731	2,177
Total current assets	251,952	214,301
Property and equipment, net	67,281	59,412
Long-term investments	11,698	11,755
Deferred income tax assets, net - long-term	669	669
Other assets	994	1,025
Total assets	$332,594	$287,162

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,954	$9,859
Accrued compensation and related benefits	10,085	7,686
Accrued liabilities	7,574	5,915
Total current liabilities	32,613	23,460

Long-term liabilities	1,000	-
Non-current income tax liabilities	5,019	5,408
Total liabilities	38,632	28,868
Stockholders' equity:
Common stock, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 37,336 and 35,673 as of June 30, 2013 and December 31, 2012, respectively	220,648	194,079
Retained earnings	68,029	60,040
Accumulated other comprehensive income	5,285	4,175
Total stockholders’ equity	293,962	258,294
Total liabilities and stockholders’ equity	$332,594	$287,162

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Revenue	$57,714	$58,607	$109,184	$109,091
Cost of revenue (1)	26,786	27,435	50,871	51,509
Gross profit	30,928	31,172	58,313	57,582
Operating expenses:
Research and development (1)	12,478	12,468	24,601	23,586
Selling, general and administrative (1)	13,793	12,167	27,051	24,133
Litigation benefit	(257)	(244)	(558)	(116)
Total operating expenses	26,014	24,391	51,094	47,603
Income from operations	4,914	6,781	7,219	9,979
Interest and other income, net	218	359	208	465
Income before income taxes	5,132	7,140	7,427	10,444
Income tax provision (benefit)	(357)	548	(562)	857
Net income	$5,489	$6,592	$7,989	$9,587
Basic net income per share	$0.15	$0.19	$0.22	$0.28
Diluted net income per share	$0.14	$0.18	$0.21	$0.27
Weighted average common shares outstanding:
Basic	37,053	34,665	36,657	34,385
Diluted	38,239	35,997	38,019	35,660

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$146	$118	$302	$213
Research and development	1,693	1,524	3,066	2,790
Selling, general and administrative	3,351	2,187	6,482	4,141
Total stock-based compensation expense	$5,190	$3,829	$9,850	$7,144

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Net income	$5,489	$6,592	$7,989	$9,587
Net income as a percentage of revenue	9.5%	11.2%	7.3%	8.8%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation	$5,190	$3,829	$9,850	$7,144
Cash award	(266)	-	(266)	-
Tax effect	(1,111)	(275)	(1,838)	(462)
Non-GAAP net income	$9,302	$10,146	$15,735	$16,269
Non-GAAP net income as a percentage of revenue	16.1%	17.3%	14.4%	14.9%

Non-GAAP earnings per share, excluding stock-based compensation and related tax effects:
Basic	$0.25	$0.29	$0.43	$0.47
Diluted	$0.24	$0.28	$0.41	$0.46

Shares used in the calculation of non-GAAP earnings per share:
Basic	37,053	34,665	36,657	34,385
Diluted	38,239	35,997	38,019	35,660

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Total operating expenses	$26,014	$24,391	$51,094	$47,603

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation	$(5,044)	$(3,711)	$(9,548)	$(6,931)
Non-GAAP operating expenses	$20,970	$20,680	$41,546	$40,672

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Total operating income	$4,914	$6,781	$7,219	$9,979
Operating income as a percentage of revenue	8.5%	11.6%	6.6%	9.1%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation	$5,190	$3,829	$9,850	$7,144
Non-GAAP operating income	$10,104	$10,610	$17,069	$17,123
Non-GAAP operating income as a percentage of revenue	17.5%	18.1%	15.6%	15.7%

2013 THIRD QUARTER OUTLOOK

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three months ending September 30, 2013
	Low	High
R&D and SG&A	$25,300	$26,800

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A
Stock-based compensation	(4,300)	(4,800)
Non-GAAP R&D and SG&A	$21,000	$22,000